PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2025
Property, Plant, and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT NET

Property and equipment, net consist of the following:

	As of
	September 30, 2025	September 30, 2024
At cost:
Decoration	$324,512	$-
Office equipment	108,922	$161,937
Fixture and fittings	3,856	100,085
Motor vehicle	52,629	52,294
Exchange adjustment	-	2,488
	489,919	316,804
Less: accumulated depreciation	(155,676)	(294,507)
Total	$334,243	$22,297